SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2003

RYDER SYSTEM, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida (State or Other Jurisdiction of Incorporation)	1-4364 (Commission File Number)	59-0739250 (IRS Employer Identification No.)

3600 NW 82nd Avenue, Miami, Florida (Address of Principal Executive Offices)	33166 (Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

On February 6, 2003, Ryder System, Inc. (the “Company”) issued a press release reporting its financial results for the quarterly period and fiscal year ended December 31, 2003 (the “Press Release”). The Company also hosted a conference call and webcast related to the Press Release during which a presentation was made on the Company’s financial results (the “Presentation”). The Presentation was also made available on the Company’s website. A copy of the Press Release and the Presentation are attached hereto as Exhibits 99.1 and 99.2, respectively.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYDER SYSTEM, INC. (Registrant)

Date: February 7, 2003	/s/ Corliss J. Nelson

Corliss J. Nelson Senior Executive Vice President and Chief Financial Officer

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